(ING FUNDS LOGO)                                                PLEASE VOTE NOW!

                            ING PRECIOUS METALS FUND
         7337 East Doubletree Ranch Road Scottsdale, Arizona 85258-2034

Dear Shareholder:

Recently, we distributed proxy materials regarding the Special Meeting of Shareholders for the ING Precious Metals Fund. The meeting is scheduled for September 21, 2006 at 10:00 a.m. Local time at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258-2034. Our records indicate that we have not yet received your voting instructions.

                        YOUR VOTE IS NEEDED IMMEDIATELY!

Shareholders of the fund are being asked to approve five proposals. After careful consideration, the Board of Trustees of your Fund unanimously approved the proposals and recommends shareholders vote "FOR" the proposals.

A SHAREHOLDER MAY THINK HIS OR HER VOTE IS NOT IMPORTANT, BUT IT IS VITAL. YOUR VOTE WILL ENABLE THE FUND TO HOLD THE MEETING AS SCHEDULED AND AVOID THE COST OF ADDITIONAL SOLICITATION, SO PLEASE VOTE IMMEDIATELY. YOU AND ALL OTHER SHAREHOLDERS WILL BENEFIT FROM YOUR COOPERATION.

For your convenience, we have provided easy methods below to register your vote:

1. BY PHONE.              Please call Computershare Fund Services toll-free at
                          1-866-390-5116. Representatives are available to take
                          your vote Monday through Friday between the hours of
                          9:00 a.m. and 11:00 p.m. and Saturday from 12:00 p.m.
                          to 6:00 p.m. Eastern Time. Please have your proxy
                          card and control number available.

2. BY INTERNET.           Visit www.proxyvote.com and enter the 12 digit
                          control number located on your proxy card.

3. BY TOUCH-TONE PHONE.   Dial the toll-free number found on your proxy card
                          and follow the simple instructions.

4. BY MAIL.               Simply return your executed proxy in the enclosed
                          postage paid envelope.

PLEASE TRY TO UTILIZE EITHER OPTION 1, 2, OR 3 TO REGISTER YOUR VOTE TO ENSURE THAT WE RECEIVE YOUR EXECUTED PROXY BY THURSDAY, SEPTEMBER 21, 2006. THANK YOU IN ADVANCE.

                                                                             REG

(ING FUNDS LOGO)                                                PLEASE VOTE NOW!

                            ING PRECIOUS METALS FUND
         7337 East Doubletree Ranch Road Scottsdale, Arizona 85258-2034

Dear Shareholder:

Recently, we distributed proxy materials regarding the Special Meeting of Shareholders for the ING Precious Metals Fund. The meeting is scheduled for September 21, 2006 at 10:00 a.m. Local time at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258-2034. Our records indicate that we have not yet received your voting instructions.

                        YOUR VOTE IS NEEDED IMMEDIATELY!

Shareholders of the fund are being asked to approve five proposals. After careful consideration, the Board of Trustees of your Fund unanimously approved the proposals and recommends shareholders vote "FOR" the proposals.

A SHAREHOLDER MAY THINK HIS OR HER VOTE IS NOT IMPORTANT, BUT IT IS VITAL. YOUR VOTE WILL ENABLE THE FUND TO HOLD THE MEETING AS SCHEDULED AND AVOID THE COST OF ADDITIONAL SOLICITATION, SO PLEASE VOTE IMMEDIATELY. YOU AND ALL OTHER SHAREHOLDERS WILL BENEFIT FROM YOUR COOPERATION.

For your convenience, we have provided easy methods below to register your vote:

1. BY PHONE.              Please call Computershare Fund Services toll-free at
                          1-866-390-5116. Representatives are available to take
                          your vote Monday through Friday between the hours of
                          9:00 a.m. and 11:00 p.m. and Saturday from 12:00 p.m.
                          to 6:00 p.m. Eastern Time. Please have your proxy card
                          and control number available.

2. BY INTERNET.           Visit www.proxyvote.com and enter the 12 digit control
                          number located on your proxy card.

3. BY TOUCH-TONE PHONE.   Dial the toll-free number found on your proxy card and
                          follow the simple instructions.

4. BY MAIL.               Simply return your executed proxy in the enclosed
                          postage paid envelope.

PLEASE TRY TO UTILIZE EITHER OPTION 1, 2, OR 3 TO REGISTER YOUR VOTE TO ENSURE THAT WE RECEIVE YOUR EXECUTED PROXY BY THURSDAY, SEPTEMBER 21, 2006. THANK YOU IN ADVANCE.

                                                                            NOBO

(ING FUNDS LOGO)                                                PLEASE VOTE NOW!

                            ING PRECIOUS METALS FUND
         7337 East Doubletree Ranch Road Scottsdale, Arizona 85258-2034

Dear Shareholder:

Recently, we distributed proxy materials regarding the Special Meeting of Shareholders for the ING Precious Metals Fund. The meeting is scheduled for September 21, 2006 at 10:00 a.m. Local time at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258-2034. Our records indicate that we have not yet received your voting instructions.

                        YOUR VOTE IS NEEDED IMMEDIATELY!

Shareholders of the fund are being asked to approve five proposals. After careful consideration, the Board of Trustees of your Fund unanimously approved the proposals and recommends shareholders vote "FOR" the proposals.

A SHAREHOLDER MAY THINK HIS OR HER VOTE IS NOT IMPORTANT, BUT IT IS VITAL. YOUR VOTE WILL ENABLE THE FUND TO HOLD THE MEETING AS SCHEDULED AND AVOID THE COST OF ADDITIONAL SOLICITATION, SO PLEASE VOTE IMMEDIATELY. YOU AND ALL OTHER SHAREHOLDERS WILL BENEFIT FROM YOUR COOPERATION.

For your convenience, we have provided easy methods below to register your vote:

1. BY INTERNET.           Visit www.proxyvote.com and enter the 12 digit control
                          number located on your proxy card.

2. BY TOUCH-TONE PHONE.   Dial the toll-free number found on your proxy card and
                          follow the simple instructions.

3. BY MAIL.               Simply return your executed proxy in the enclosed
                          postage paid envelope.

PLEASE TRY TO UTILIZE EITHER OPTIONS 1 OR 2 TO REGISTER YOUR VOTE TO ENSURE THAT WE RECEIVE YOUR EXECUTED PROXY BY THURSDAY, SEPTEMBER 21, 2006. THANK YOU IN ADVANCE.

                                                                             OBO